2021 Annual Meeting March 3, 2022 Exhibit 99.1

Forward Looking Statements and Safe Harbor Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including compliance costs and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity, and the Risk Factors disclosed in our annual and quarterly reports. In addition, the COVID-19 pandemic continues to have an adverse impact on the Company, its customers, and the communities it serves. The adverse effect of the COVID-19 pandemic on the Company, its customers, and the communities where it operates will continue to adversely affect the Company’s business, results of operations, and financial condition for an indefinite period of time. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ESSA Bancorp

At-A-Glance

ESSA Bancorp, Inc. is a Pennsylvania-chartered holding company for ESSA Bank & Trust. The Bank operates 21 community offices throughout the Greater Pocono, Lehigh Valley, Scranton/Wilkes-Barre and suburban Philadelphia markets, in Pennsylvania. The Bank provides banking, insurance, investments and wealth management services to individuals and businesses in Eastern Pennsylvania. At September 30, 2021, ESSA Bancorp had consolidated assets of $1.86 billion, net loans of $1.34 billion, consolidated deposits of $1.64 billion and consolidated stockholders' equity of $201.8 million. Our corporate headquarters are located at 200 Palmer Street, Stroudsburg, PA 18360.

ESSA Key Numbers*

Assets. . . . .$1.86 billion
Net Loans.. . . . .$1.34 billion
Deposits. . . . . $1.64 billion
Employees. 242
ATMs. 20
Branches. 21

* As of September 30, 2021

Capital Strength

ESSA has a strong common equity tier 1 capital ratio, a key measure of a bank's strength and capital adequacy. ESSA capital ratios exceed regulatory minimums for well-capitalized.

	September 30, 2021	Regulatory well-capitalized minimum
Common equity tier 1	13.22%	6.5%
Total capital ratio	14.47%	10.0%

* **Not Federally Insured | No Financial Institution Guarantee | May Lose Value** Investment advisory products and services are made available through Ameriprise Financial Services, LLC., a registered investment adviser. Ameriprise Financial Services, LLC. Member FINRA and SIPC.

Key Consumer Banking Products and Services

Checking
Savings
Money Market Accounts
Certificates of Deposit
IRAs
ATM Network
Online Banking
Online Account Opening
Mobile Banking
Debit Cards
Bank @ Work
Zelle

Lending Options

Mortgages
Home Equity
Credit Cards
Personal Loans

Key Commercial Banking Products and Services

Commercial Real Estate Banking
Commercial and Industrial Banking
Small Business Banking
Government Banking
Not-For-Profit Banking
Interest Rate Risk Management
Employee Benefits

Treasury Solutions

Cash Management
Commercial Cards
Merchant Services

Wealth Management

Investment Services*
Asset Management & Trust

3

Market Overview Serving Eastern Pennsylvania ESSA Branch Locations Additional Counties Where ESSA Conducts Commercial Lending

FISCAL 2021 HIGHLIGHTS Gaining Momentum Full year earnings of $16.4 million – a 14 % increase over 2020, and the highest in our 105-year history. Total assets of $1.86 billion at September 30, 2021. Net Loans were $1.34 billion. Total loan production in excess of $500 million led by commercial and residential mortgage volume. Asset quality and capital remain strong. Robust response to pandemic with 100% employee vaccination, implementation of a hybrid work model, and participation in round 2 of paycheck protection program. Net Interest margin increased 28 basis points to 2.96% from last year. Total deposits grew by $92.4 million to $1.64 billion, a 6% increase over 2020. Eliminated all FHLB borrowings. Non-interest income (Asset Management & Trust, Investment Services, Employee Benefits) lines of business contributed $859 thousand in net income. Continued momentum in our customer adoption of digital banking services.

Total Loan Growth: $42.2 M Commercial Loan Growth: $171.4 M ESSA LOAN COMPOSITION SHIFT Investing in commercial banking personnel Capitalizing on market disruption and consolidation ($000’s) Year Ended 9/30/2018 9/30/2019 9/30/2020 9/30/2021 1-4 Family $580,561 $597,514 $610,380 $580,313 Construction & Development 3,920 5,672 11,853 14,013 CRE & Multifamily 416,573 480,647 509,628 591,117 C&I 122,841 127,387 *218,833 *119,664 Consumer, Home Equity & Other 192,864 130,063 82,888 53,859 Total Loans $1,316,759 $1,341,283 $1,433,582 $1,358,966 $1.32 B Total Loans $1.36 B Total Loans * Includes PPP loans of $77.8 million at 09/30/2020 and $22.6 million at 09/30/2021 respectively

Total Deposit Growth: $241.7 M Core Deposit Growth: $403.3 M $1.41 B Total Deposits ESSA RETAIL DEPOSIT COMPOSITION SHIFT Excludes broker deposits Mobile transactions increased 34% in 2021. Continued core deposit focus, DDA CAGR of 8.78%. Average cost of interest-bearing deposits was ..15% at September 30, 2021 $1.17 B Total Deposits ($000's) Year Ended 9/30/2018 9/30/2019 9/30/2020 9/30/2021 DDA $189,104 $212,802 $242,642 $257,747 NOW 191,804 188,289 274,722 341,138 SAV 135,862 135,011 160,975 189,004 MMDA 296,078 364,635 401,863 428,272 TD 356,554 284,028 245,303 194,924 Total $1,169,402 $1,184,765 $1,325,505 $1,411,085

CONSOLIDATED FINANCIAL HIGHLIGHTS During the first quarter of fiscal 2018, the Company recorded a one-time charge to income tax expense of $3.7 million related to the reduction in the carrying value of the Company’s deferred tax assets, which resulted from the reduction in the Federal corporate income tax rate under the Tax Cuts and Jobs Act of 2017. ^These 2018 adjusted columns present net income, earnings per share and tangible book value adjusted to exclude the one-time charge to income tax expense.

SOLID ASSET QUALITY

MANAGEMENT FOCUSED ON EFFICIENT OPERATIONS * Non-interest expense was $38.1 million net of the $2.5 million prepayment penalty related to the deleverage strategy. The prepayment penalty was offset by a $2.5 million gain on sale of investment securities, also as part of the deleverage strategy.

MAINTAINING CAPITAL STRENGTH Years Ended September 30

TANGIBLE BOOK / FY 2021 STOCK PRICE Years Ended September 30

MARKET CAPITALIZATION ($ in 000’s) Years Ended September 30 Repurchased 1,405,384 shares from 2019 through 2021 at an average cost of $15.26 per share.

CRA INITIATIVES & COMMUNITY INVOLVEMENT ESSA’s Community Home Buyer Program assisted twenty-five first time home buyers and provided $3.7 million in loans. Donated $25,000.00 to Slate Belt Rising for their continued efforts in rehabilitating Wind Gap, Pen Argyl, Bangor, and Portland; all in which are part of the Slate Belt Region. We continued our CARE and STAR programs helping people re-enter society after incarceration. Continued with our $25,000 investment in the Jordan Heights Neighborhood Development Investment Fund (JH Fund) through the Housing Association & Development Corporation (HADC). Participated in Adopt-an-Apartment program through Ripple Community Inc in which donations are used to supplement the rent for very low-income families in the Allentown area. ESSA pledged enough to cover 6 months of rental assistance to help Ripple Community break the cycle of homelessness. ESSA entered into an agreement with Pocono Alliance, now Pocono Mountains United Way, to develop a Matched Savings Account Program. The program was developed to help low-income individuals and families become homeowners, small business owners, and graduates of post-secondary education.

OUR COMMUNITIES ESSA employees donated more than 2,500 hours of service to over 8O community organizations. ESSA’s partnership with the EverFi Financial Literacy Program reached 540 students at 4 schools for a total of 1,307 hours of learning. 305 of those students are from low to moderate income communities. The Bank made over $180,000 in contributions to support to 135 community organizations. In 2021, The ESSA Bank & Trust Foundation awarded $1.4 million in grants to community organizations throughout our markets, supporting housing related programs, parks and recreation, education, community health, and the arts.

2021 BRAND & PROMOTIONAL MESSAGING

STRATEGIC OBJECTIVES COVID-19 leadership – Health and safety of employees & customers, strong capital, liquidity, and credit, helping customers. Continue balance sheet transition towards commercial loans. Build upon our digital strategy with Fiserv to improve customer adoption and supplement our branch footprint. Continue to grow non-interest income lines of business to strengthen and diversify earnings. Disciplined expense management. Maintain strong enterprise-wide risk management practices.

ESSA Bank & Trust ESSA Investment Services ESSA Asset Management & Trust ESSA Advisory Services